UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

Rush Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 23, 2013, certain subsidiaries of Rush Enterprises, Inc. (the “Company”) entered into agreements to purchase certain assets of CIT, Inc., which does business as Chicago International Trucks, Mcgrenho L.L.C., which does business as Indy Truck Sales, and Indiana Mack Leasing, LLC; and the membership interests of Idealease of Chicago, LLC. The acquisition includes International commercial truck dealerships and Idealease commercial vehicle rental and leasing businesses in Carol Stream, Chicago, Grayslake, Huntley, Joliet, Kankakee and Ottawa, Illinois, and Brazil, Gary and Indianapolis, Indiana, which, collectively, had unaudited revenues of approximately $405 million in 2012.

The Company anticipates that the purchase price for the assets will be paid in cash and partially financed under the Company’s commercial vehicle borrowing and accounts receivable financing arrangements. The proposed acquisition is expected to close, subject to customary closing conditions, in the first quarter of 2014.

On September 26, 2013, the Company issued a press release announcing entry into the purchase agreements, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including those concerning the proposed acquisition of certain assets of the dealership groups in Illinois and Indiana and the Company’s intention to finance a portion of the purchase price are “forward-looking” statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements include, but are not limited to, whether the proposed acquisition is ultimately consummated, competitive factors, general U.S. economic conditions, economic conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, product introductions and acceptance, changes in industry practices, one-time events and other factors described herein and in filings made by the Company with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1     Rush Enterprises, Inc. Press Release dated September 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

By:	/s/ Derrek Weaver
Derrek Weaver
Senior Vice President, General Counsel and
Corporate Secretary

Dated: September 26, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Rush Enterprises, Inc. Press Release dated September 26, 2013